UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

January 31, 2020
Date of Report (Date of earliest event reported) ____________________________
Aramark
(Exact name of Registrant as Specified in its Charter) ____________________________
Delaware		001-36223	20-8236097
(State or other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)
2400 Market Street			19103
Philadelphia,	Pennsylvania
(Address of Principal Executive Offices)			(Zip Code)

(215)	238-3000
(Registrant's Telephone Number, Including Area Code)
N/A (Former name or former address, if changed since last report.)
__________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock,	par value $0.01 per share	ARMK	New York Stock Exchange

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2020, Aramark (the “Company”) held its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) at which the Company’s shareholders approved the Company’s Second Amended and Restated 2013 Stock Incentive Plan (the “Amended Stock Plan”). The Amended Stock Plan, among other things, increases the number of shares of common stock of the Company reserved for issuance under the Amended Stock Plan by an additional 7,500,000 shares, and reflects certain technical updates, including (i) a prohibition on paying dividend equivalent amounts on unvested equity awards prior to the vesting of the underlying equity award and (ii) certain updates intended to reflect the repeal of the “performance-based compensation” exemption under Section 162(m) of the Internal Revenue Code. The Amended Stock Plan had been previously approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval. The Amended Stock Plan became effective as of the date of such shareholder approval.
The material features of the Amended Stock Plan are described in the Company’s definitive proxy statement for the 2020 Annual Meeting filed on December 20, 2019 (the “Proxy Statement”), under the heading "Proposal No 4. - Vote to Approve Second Amended and Restated 2013 Stock Incentive Plan", which is incorporated herein by reference. The above and incorporated description of the Amended Stock Plan are qualified in their entirety by reference to the Amended Stock Plan, which is included at Appendix A to the Company's Proxy Statement, and incorporated herein by reference as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Company held its 2020 Annual Meeting on January 29, 2020 in Philadelphia, Pennsylvania. A quorum was present at the meeting. Set forth below are the final voting results with respect to each matter voted upon by the Company’s shareholders:

1.
Election of each of the following 11 director nominees to the Company’s Board to serve until the Company’s 2021 Annual Meeting or until his or her respective successor has been duly elected and qualified:

Nominees for Director	For	Against	Abstentions	Broker Non-Votes
Susan M. Cameron	203,234,966	1,665,955	440,415	8,042,617
Greg Creed	204,840,329	58,102	442,905	8,042,617
Calvin Darden	204,620,197	277,800	443,339	8,042,617
Richard W. Dreiling	201,672,299	3,227,893	441,144	8,042,617
Irene M. Esteves	199,595,943	5,305,026	440,367	8,042,617
Daniel J. Heinrich	204,809,421	90,584	441,331	8,042,617
Paul C. Hilal	204,554,957	338,759	447,620	8,042,617
Karen M. King	204,872,633	28,543	440,160	8,042,617
Stephen I. Sandove	200,511,217	4,387,319	442,800	8,042,617
Arthur B. Winkleblack	204,809,034	91,595	440,707	8,042,617
John J. Zillmer	200,505,729	4,397,036	438,571	8,042,617

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending October 2, 2020:

For	Against	Abstentions	Broker Non-Votes
207,116,364	1,842,090	4,425,499	—

3.
Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement for the 2020 Annual Meeting of Shareholders filed on December 20, 2019:

For	Against	Abstentions	Broker Non-Votes
191,349,565	13,488,644	503,127	8,042,617

4. Approval of the Company's Amended Stock Plan:

For	Against	Abstentions	Broker Non-Votes
198,664,166	6,208,186	468,984	8,042,617
5. Approval of the Second Amended and Restated Certificate of Incorporation to permit holders of at least fifteen percent (15%) of the Company's outstanding shares of common stock to call a special meeting of shareholders for any purpose permissible under applicable law and to delete certain obsolete provisions:

For	Against	Abstentions	Broker Non-Votes
204,475,008	411,787	454,541	8,042,617
The Company filed the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on January 30, 2020. The Second Amended and Restated Certificate of Incorporation is filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1*	Second Amended and Restated Certificate of Incorporation of Aramark.
10.1
Second Amended and Restated 2013 Stock Incentive Plan of Aramark (incorporated by reference to Appendix A to the Company's Proxy Statement filed with the SEC on December 20, 2019 (file number 001-36223)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*    Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aramark

Date:	January 31, 2020	By:	/s/ THOMAS G. ONDROF
		Name:	THOMAS G. ONDROF
		Title:	Executive Vice President and
Chief Financial Officer